                                                 Prospectus dated April 28, 2008

                             (JOHN HANCOCK (R) LOGO)
                             JOHN HANCOCK ANNUITIES

                      Venture Strategy(R) Variable Annuity

This Prospectus describes interests in VENTURE STRATEGY(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity benefit payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H (the "Separate Account"). Each Sub-Account invests in one of the following Portfolios that corresponds to a Variable Investment Option that we make available on the date of this Prospectus.

JOHN HANCOCK TRUST
500 Index Trust(1)
Active Bond Trust(1)
All Cap Core Trust(1)
All Cap Growth Trust(1)
All Cap Value Trust(1)
American Asset Allocation Trust
American  Blue Chip  Income and Growth Trust(1)
American Bond Trust
American Fundamental Holdings Trust
American Global Diversification Trust
American Global Growth Trust
American Global Small Capitalization Trust
American Growth Trust
American Growth-Income Trust
American High-Income Bond Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Classic Value Trust
Core Bond Trust(1)
Core Equity Trust
Dynamic Growth Trust(1)
Emerging Growth Trust(1)
Emerging Small Company Trust(1)
Equity-Income Trust
Financial Services Trust
Franklin Templeton Founding Allocation Trust
Fundamental Value Trust
Global Trust(1)
Global Allocation Trust
Global Bond Trust
Health Sciences Trust
High Income Trust
High Yield Trust
Income & Value Trust
Index Allocation Trust
International Core Trust
International Equity Index Trust A(1)
International Opportunities Trust
International Small Cap Trust
International Value Trust
Investment Quality Bond Trust
Large Cap Trust(1)
Large Cap Value Trust(1)
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust(1)
Mid Cap Intersection Trust
Mid Cap Stock Trust
Mid Cap Value Trust(1)
Money Market Trust
Natural Resources Trust
Optimized  All Cap Trust(1,2)
Optimized Value Trust(1,3)
Pacific Rim Trust
Real Estate Securities Trust
Real Return Bond Trust(1)
Science & Technology Trust
Small Cap Trust(1)
Small Cap Growth Trust
Small Cap Index Trust(1)
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Trust(1)
Small Company Value Trust
Strategic Bond Trust
Strategic Income Trust(1)
Total Return Trust
Total Stock Market Index Trust(1)
U.S. Core Trust (1)
U.S. Government Securities Trust
U.S. High Yield Bond Trust(1)
U.S. Large Cap Trust
Utilities Trust(1)
Value Trust

PIMCO VARIABLE
INSURANCE TRUST
PIMCO VIT All Asset Portfolio

(1)  Not available for Contracts issued on or after May 1, 2006.

(2)  Formerly "Quantitative All Cap Trust," successor to "Growth & Income
     Trust."

(3)  Formerly "Quantitative Value Trust."

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

    ANNUITIES SERVICE CENTER                          MAILING ADDRESS
      164 Corporate Drive                           Post Office Box 9505
   Portsmouth, NH 03801-6815                     Portsmouth, NH 03802-9505
(617) 663-3000 or (800) 344-1029                    www.jhannuities.com

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS..............................................     1
II. OVERVIEW..............................................................     3
III. FEE TABLES...........................................................     7
   EXAMPLES...............................................................     8
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE
   PORTFOLIOS.............................................................    15
   THE COMPANY............................................................    15
   THE SEPARATE ACCOUNTS..................................................    16
   THE PORTFOLIOS.........................................................    16
   VOTING INTEREST........................................................    28
V. DESCRIPTION OF THE CONTRACT............................................    29
   ELIGIBLE PLANS.........................................................    29
   ELIGIBLE GROUPS........................................................    29
   ACCUMULATION PERIOD PROVISIONS.........................................    29
      Purchase Payments...................................................    29
      Accumulation Units..................................................    30
      Value of Accumulation Units.........................................    30
      Net Investment Factor...............................................    31
      Transfers Among Investment Options..................................    31
      Maximum Number of Investment Options................................    32
      Telephone and Electronic Transactions...............................    32
      Special Transfer Services-Dollar Cost Averaging Program.............    33
      Special Transfer Services-Asset Rebalancing Program.................    33
      Withdrawals.........................................................    33
      Special Withdrawal Services - The Income Plan.......................    34
      Death Benefit During Accumulation Period............................    34
   PAY-OUT PERIOD PROVISIONS..............................................    36
      General.............................................................    36
      Annuity Options.....................................................    36
      Determination of Amount of the First Variable Annuity Payment.......    38
      Annuity Units and the Determination of Amount of the First Variable
         Annuity Benefit Payment..........................................    39
      Annuity Units and the Determination of Subsequent Variable Annuity
         Benefit Payments                                                     39
      Transfers During Pay-out Period.....................................    39
      Death Benefit During Pay-out Period.................................    39
   OTHER CONTRACT PROVISIONS..............................................    39
      Right to Review.....................................................    39
      Ownership...........................................................    40
      Annuitant...........................................................    40
      Beneficiary.........................................................    41
      Modification........................................................    41
      Our Approval........................................................    41
      Discontinuance of New Owners........................................    41
      Misstatement and Proof of Age, Sex or Survival......................    41
   FIXED INVESTMENT OPTIONS...............................................    41
VI. CHARGES AND DEDUCTIONS................................................    43
   ASSET-BASED CHARGES....................................................    43
      Daily Administration Fees...........................................    43
      Mortality and Expense Risks Fee.....................................    43
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.....................    43
   PREMIUM TAXES..........................................................    44
VII. FEDERAL TAX MATTERS..................................................    45
   INTRODUCTION...........................................................    45
   OUR TAX STATUS.........................................................    45
   NON-QUALIFIED CONTRACTS................................................    45
   QUALIFIED CONTRACTS....................................................    49
   SEE YOUR OWN TAX ADVISOR...............................................    52
VIII. GENERAL MATTERS.....................................................    53
   ASSET ALLOCATION SERVICES..............................................    53
   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM...............    53
   DISTRIBUTION OF CONTRACTS..............................................    53
      Standard Compensation...............................................    54
      Revenue Sharing and Additional Compensation.........................    54
      Differential Compensation...........................................    54
      Contracts Sold Directly Without Payment of Any Sales Compensation...    55
   CONFIRMATION STATEMENTS................................................    55
   REINSURANCE ARRANGEMENTS...............................................    55
APPENDIX A: QUALIFIED PLAN TYPES..........................................   A-1
APPENDIX B: PRIOR CONTRACTS...............................................   B-1
APPENDIX U: TABLE OF ACCUMULATION UNIT VALUES.............................   U-1

We provide additional information about the Contract and the Separate Account, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in a Statement of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contracts and the Separate Account. We list the table of contents of the Statement of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

Statement of Additional Information
Table of Contents

General Information and History...........................................     1
Accumulation Unit Value Tables............................................     1
Services..................................................................     1
   Independent Registered Public Accountant...............................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
Legal and Regulatory Matters..............................................     5
Appendix A: Audited Financial Statements..................................   A-1

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                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNUITANT: Any natural person or persons to whom annuity benefit payments are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity benefit payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity benefit payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity contract offered by this Prospectus. If you purchased this annuity under a group contract, a "Contract" means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any loan amount attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

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FIXED INVESTMENT OPTION: An Investment Option in which the Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of our assets, other than assets in the Separate Account and any other separate accounts we may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LOAN ACCOUNT: The portion of our General Account that we use for collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified in your Contract specifications page, unless changed with our consent.

NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity benefit payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account
H. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUB-ACCOUNT: A Sub-Account of the Separate Account. Each Sub-Account invests in shares of a specific Portfolio.

UNPAID LOANS: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that has been taken to date.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase the Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KINDS OF CONTRACTS ARE DESCRIBED IN THIS PROSPECTUS?

Each Contract is a flexible Purchase Payment deferred combination fixed and variable annuity contract between you and us. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

This Prospectus also describes a prior class of variable annuity Contracts which we sold from March 1998 until May 2000. The features described by this prior class of Contracts may not have been available to you when you purchased your Contract. For information concerning this prior class of Contract, see Appendix B.

In most states, we offered the Contract under a master group contract. However, we may have issued an individual contract in states where a group contract was not available. Specific accounts are maintained under a group contract for each member of an eligible group participating in the contract as evidenced by the issuance of a certificate.

WHO IS ISSUING MY CONTRACT?

John Hancock Life Insurance Company (U.S.A.) is the issuer of your Contract.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. We offer a variety of Fixed Annuity and Variable Annuity payment options.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity benefit payments will begin on the Maturity Date. You select the Maturity Date, the frequency of payment and the type of annuity benefit payment option. Annuity benefit payments are made to the Annuitant. We provide more information about payout benefits in "V.

Description of the Contract - Pay-Out Period Provisions."

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Contract's Annuity Commencement Date, the Company makes one or more annuity benefit payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity benefit payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time.

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
                                   MINIMUM ADDITIONAL
MINIMUM INITIAL PURCHASE PAYMENT    PURCHASE PAYMENT
--------------------------------    ----------------
            $25,000                       $30

If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.

VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Except for certain charges we deduct, your investment experience will be the same as if you had invested in a Portfolio directly and reinvested all Portfolio dividends and distributions in additional shares. Your Contract Value during the Accumulation Period and the amounts of annuity benefit payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT ARE THE TAX CONSEQUENCES OF OWNING THE CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and

     -    certain ownership changes.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the "VII. Federal Tax Matters" section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an "IRA", you will receive a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Account. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Venture Strategy(R) Contract. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus under "Charges and Deductions" for Venture Strategy(R) Contracts. The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" show the maximum fees and expenses.

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES(1)
MAXIMUM WITHDRAWAL CHARGE (AS % OF PURCHASE PAYMENTS)   NONE
ANNUAL CONTRACT FEE                                     NONE
TRANSFER FEE(2)
   Maximum Fee                                           $25
   Current Fee                                           $ 0

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").

(2) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

SEPARATE ACCOUNT ANNUAL EXPENSES (1)
Mortality and expense risks fee          0.30%
Administration fee- asset based          0.15%
                                         ----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES   0.45%

(1) A daily charge reflected as a percentage of the Variable Investment Options unless otherwise noted.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                 MINIMUM(1)   MAXIMUM
-----------------------------------------                 ----------   -------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued on and after May
13, 2002                                                     0.74%      1.63%
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued prior to May 13,
2002                                                         0.54%      1.63%

(1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

EXAMPLES

We provide the following two examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The following example assumes that you invest $10,000 in a Contract. The first example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 Example 1. Maximum Portfolio operating expenses- Venture Strategy(R) Contract:

                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                          ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                                 $211      $651     $1,116    $2,400
If you  annuitize,  or do not  surrender the Contract
   at the end of the applicable time period:               $211      $651     $1,116    $2,400

The next example assumes that you invest $10,000 in a Contract. This example also assumes that your investment has a 5% return each year and assumes the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

  Example 2. Minimum Portfolio operating expenses Venture Strategy(R) Contract:

                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                          ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                                 $101      $315      $546     $1,210
If you  annuitize, or do not surrender the Contract
   at the end of the applicable time period:               $101      $315      $546     $1,210

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLE. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUB-ACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).

                                                                      ACQUIRED
                                                                   PORTFOLIO FEES     TOTAL      CONTRACTUAL
                                 MANAGEMENT                OTHER        AND         OPERATING      EXPENSE      NET OPERATING
PORTFOLIO/SERIES                    FEES     12B-1 FEES  EXPENSES     EXPENSES     EXPENSES(1)  REIMBURSEMENT      EXPENSES
----------------                 ----------  ----------  --------  --------------  -----------  -------------   -------------
500 INDEX(2,3)
Series I                            0.46%       0.05%    0.03%        0.00%          0.54%      0.00%               0.54%
Series II                           0.46%       0.25%    0.03%        0.00%          0.74%      0.00%               0.74%
ACTIVE BOND(2)
Series I                            0.60%       0.05%    0.03%        0.00%          0.68%      0.00%               0.68%
Series II                           0.60%       0.25%    0.03%        0.00%          0.88%      0.00%               0.88%
ALL CAP CORE(2)
Series I                            0.77%       0.05%    0.04%        0.00%          0.86%      0.00%               0.86%
Series II                           0.77%       0.25%    0.04%        0.00%          1.06%      0.00%               1.06%
ALL CAP GROWTH(2)
Series I                            0.85%       0.05%    0.05%        0.00%          0.95%      0.00%               0.95%

                                                                      ACQUIRED
                                                                   PORTFOLIO FEES     TOTAL      CONTRACTUAL
                                 MANAGEMENT                OTHER        AND         OPERATING      EXPENSE      NET OPERATING
PORTFOLIO/SERIES                    FEES     12B-1 FEES  EXPENSES     EXPENSES     EXPENSES(1)  REIMBURSEMENT      EXPENSES
----------------                 ----------  ----------  --------  --------------  -----------  -------------   -------------
Series II                           0.85%       0.25%    0.05%        0.00%          1.15%      0.00%               1.15%
ALL CAP VALUE(2)
Series I                            0.83%       0.05%    0.07%        0.00%          0.95%      0.00%               0.95%
Series II                           0.83%       0.25%    0.07%        0.00%          1.15%      0.00%               1.15%
AMERICAN FUNDAMENTAL
   HOLDINGS(4,5)
Series II                           0.05%       0.75%    0.04%        0.40%          1.24%      0.05%               1.19%
AMERICAN GLOBAL
   DIVERSIFICATION(4,5)
Series II                           0.05%       0.75%    0.04%        0.63%          1.47%      0.05%               1.42%
BLUE CHIP GROWTH(2,6)
(successor to "U.S. Global
  Leaders")
Series I                            0.81%       0.05%    0.02%        0.00%          0.88%      0.00%               0.88%
Series II                           0.81%       0.25%    0.02%        0.00%          1.08%      0.00%               1.08%
CAPITAL APPRECIATION(2)
Series I                            0.73%       0.05%    0.04%        0.00%          0.82%      0.00%               0.82%
Series II                           0.73%       0.25%    0.04%        0.00%          1.02%      0.00%               1.02%
CLASSIC VALUE(2)
Series II                           0.80%       0.25%    0.07%        0.00%          1.12%      0.00%               1.12%
CORE BOND(2)
Series II                           0.64%       0.25%    0.11%        0.00%          1.00%      0.00%               1.00%
CORE EQUITY(2)
Series II                           0.77%       0.25%    0.04%        0.00%          1.06%      0.00%               1.06%
EMERGING GROWTH(2)
Series II                           0.80%       0.25%    0.17%        0.00%          1.22%      0.00%               1.22%
EMERGING SMALL COMPANY(2)
Series I                            0.97%       0.05%    0.05%        0.00%          1.07%      0.00%               1.07%
Series II                           0.97%       0.25%    0.05%        0.00%          1.27%      0.00%               1.27%
EQUITY-INCOME(2,6)
Series I                            0.81%       0.05%    0.03%        0.00%          0.89%      0.00%               0.89%
Series II                           0.81%       0.25%    0.03%        0.00%          1.09%      0.00%               1.09%
FINANCIAL SERVICES(2)
Series I                            0.81%       0.05%    0.05%        0.00%          0.91%      0.00%               0.91%
Series II                           0.81%       0.25%    0.05%        0.00%          1.11%      0.00%               1.11%
FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(7)
Series II                           0.05%       0.25%    0.03%        0.86%          1.19%      0.05%               1.14%
FUNDAMENTAL VALUE(2)
Series I                            0.76%       0.05%    0.04%        0.00%          0.85%      0.00%               0.85%
Series II                           0.76%       0.25%    0.04%        0.00%          1.05%      0.00%               1.05%
GLOBAL(2,8,9,10)
Series I                            0.81%       0.05%    0.11%        0.00%          0.97%      0.01%               0.96%
Series II                           0.81%       0.25%    0.11%        0.00%          1.17%      0.01%               1.16%
GLOBAL ALLOCATION(2)
Series I                            0.85%       0.05%    0.11%        0.05%          1.06%      0.00%               1.06%
Series II                           0.85%       0.25%    0.11%        0.05%          1.26%      0.00%               1.26%
GLOBAL BOND(2)
Series I                            0.70%       0.05%    0.11%        0.00%          0.86%      0.00%               0.86%
Series II                           0.70%       0.25%    0.11%        0.00%          1.06%      0.00%               1.06%

                                                                      ACQUIRED
                                                                   PORTFOLIO FEES     TOTAL      CONTRACTUAL
                                 MANAGEMENT                OTHER        AND         OPERATING      EXPENSE      NET OPERATING
PORTFOLIO/SERIES                    FEES     12B-1 FEES  EXPENSES     EXPENSES     EXPENSES(1)  REIMBURSEMENT      EXPENSES
----------------                 ----------  ----------  --------  --------------  -----------  -------------   -------------
HEALTH SCIENCES(2,6)
Series I                            1.05%       0.05%    0.09%        0.00%          1.19%      0.00%               1.19%
Series II                           1.05%       0.25%    0.09%        0.00%          1.39%      0.00%               1.39%
HIGH INCOME(2)
Series II                           0.68%       0.25%    0.04%        0.00%          0.97%      0.00%               0.97%
HIGH YIELD(2)
Series I                            0.66%       0.05%    0.04%        0.00%          0.75%      0.00%               0.75%
Series II                           0.66%       0.25%    0.04%        0.00%          0.95%      0.00%               0.95%
INCOME & VALUE(2)
Series I                            0.80%       0.05%    0.06%        0.00%          0.91%      0.00%               0.91%
Series II                           0.80%       0.25%    0.06%        0.00%          1.11%      0.00%               1.11%
INDEX ALLOCATION(11)
Series II                           0.05%       0.25%    0.03%        0.53%          0.86%      0.06%               0.80%
INTERNATIONAL CORE(2)
Series I                            0.89%       0.05%    0.13%        0.00%          1.07%      0.00%               1.07%
Series II                           0.89%       0.25%    0.13%        0.00%          1.27%      0.00%               1.27%
INTERNATIONAL EQUITY
   INDEX A(2,3)
Series I                            0.53%       0.05%    0.03%        0.01%          0.62%      0.01%               0.61%
Series II                           0.53%       0.25%    0.03%        0.01%          0.82%      0.01%               0.81%
INTERNATIONAL OPPORTUNITIES(2)
Series II                           0.87%       0.25%    0.12%        0.00%          1.24%      0.00%               1.24%
INTERNATIONAL SMALL CAP(2)
Series I                            0.91%       0.05%    0.21%        0.00%          1.17%      0.00%               1.17%
Series II                           0.91%       0.25%    0.21%        0.00%          1.37%      0.00%               1.37%
INTERNATIONAL VALUE(2,8)
Series I                            0.81%       0.05%    0.16%        0.00%          1.02%      0.02%               1.00%
Series II                           0.81%       0.25%    0.16%        0.00%          1.22%      0.02%               1.20%
INVESTMENT QUALITY BOND(2)
Series I                            0.59%       0.05%    0.07%        0.00%          0.71%      0.00%               0.71%
Series II                           0.59%       0.25%    0.07%        0.00%          0.91%      0.00%               0.91%
LARGE CAP(2)
Series I                            0.71%       0.05%    0.04%        0.00%          0.80%      0.01%               0.79%
Series II                           0.71%       0.25%    0.04%        0.00%          1.00%      0.00%               1.00%
LARGE CAP VALUE(2)
Series II                           0.81%       0.25%    0.04%        0.00%          1.10%      0.00%               1.10%
LIFESTYLE AGGRESSIVE
Series I                            0.04%       0.05%    0.02%        0.87%          0.98%      0.00%               0.98%
Series II                           0.04%       0.25%    0.02%        0.87%          1.18%      0.00%               1.18%
LIFESTYLE BALANCED
Series I                            0.04%       0.05%    0.02%        0.82%          0.93%      0.00%               0.93%
Series II                           0.04%       0.25%    0.02%        0.82%          1.13%      0.00%               1.13%
LIFESTYLE CONSERVATIVE
Series I                            0.04%       0.05%    0.02%        0.76%          0.87%      0.00%               0.87%
Series II                           0.04%       0.25%    0.02%        0.76%          1.07%      0.00%               1.07%
LIFESTYLE GROWTH
Series I                            0.04%       0.05%    0.02%        0.85%          0.96%      0.00%               0.96%
Series II                           0.04%       0.25%    0.02%        0.85%          1.16%      0.00%               1.16%

                                                                      ACQUIRED
                                                                   PORTFOLIO FEES     TOTAL      CONTRACTUAL
                                 MANAGEMENT                OTHER        AND         OPERATING      EXPENSE      NET OPERATING
PORTFOLIO/SERIES                    FEES     12B-1 FEES  EXPENSES     EXPENSES     EXPENSES(1)  REIMBURSEMENT      EXPENSES
----------------                 ----------  ----------  --------  --------------  -----------  -------------   -------------
LIFESTYLE MODERATE
Series I                            0.04%       0.05%    0.02%        0.80%          0.91%      0.00%               0.91%
Series II                           0.04%       0.25%    0.02%        0.80%          1.11%      0.00%               1.11%
MID CAP INDEX(2,3)
Series I                            0.47%       0.05%    0.03%        0.00%          0.55%      0.01%               0.54%
Series II                           0.47%       0.25%    0.03%        0.00%          0.75%      0.01%               0.74%
MID CAP INTERSECTION(2)
Series II                           0.87%       0.25%    0.06%        0.00%          1.18%      0.00%               1.18%
MID CAP STOCK(2)
Series I                            0.84%       0.05%    0.05%        0.00%          0.94%      0.01%               0.93%
Series II                           0.84%       0.25%    0.05%        0.00%          1.14%      0.01%               1.13%
MID CAP VALUE(2)
Series I                            0.85%       0.05%    0.05%        0.00%          0.95%      0.00%               0.95%
Series II                           0.85%       0.25%    0.05%        0.00%          1.15%      0.00%               1.15%
MONEY MARKET(2)
Series I                            0.48%       0.05%    0.03%        0.00%          0.56%      0.01%               0.55%
Series II                           0.48%       0.25%    0.03%        0.00%          0.76%      0.01%               0.75%
NATURAL RESOURSES(2)
Series II                           1.00%       0.25%    0.08%        0.00%          1.33%      0.00%               1.33%
OPTIMIZED ALL CAP(2)
(formerly "Quantitative All
   Cap," successor to "Growth &
   Income")
Series II                           0.71%       0.25%    0.04%        0.00%          1.00%      0.00%               1.00%
OPTIMIZED VALUE(2)
   (formerly "Quantitative
   Value")
Series II                           0.65%       0.25%    0.04%        0.00%          0.94%      0.00%               0.94%
PACIFIC RIM(2)
Series I                            0.80%       0.05%    0.27%        0.00%          1.12%      0.01%               1.11%
Series II                           0.80%       0.25%    0.27%        0.00%          1.32%      0.01%               1.31%
Series II                           0.75%       0.25%    0.13%        0.00%          1.13%      0.01%               1.12%
REAL ESTATE SECURITIES(2)
Series I                            0.70%       0.05%    0.03%        0.00%          0.78%      0.00%               0.78%
Series II                           0.70%       0.25%    0.03%        0.00%          0.98%      0.00%               0.98%
REAL RETURN BOND(2,12,13)
Series II                           0.68%       0.25%    0.06%        0.00%          0.99%      0.00%               0.99%
SCIENCE & TECHNOLOGY (2,6)
Series I                            1.05%       0.05%    0.09%        0.00%          1.19%      0.00%               1.19%
Series II                           1.05%       0.25%    0.09%        0.00%          1.39%      0.00%               1.39%
SMALL CAP(2)
Series II                           0.85%       0.25%    0.07%        0.01%          1.18%      0.00%               1.18%
SMALL CAP GROWTH(2)
Series I                            1.07%       0.05%    0.06%        0.00%          1.18%      0.01%               1.17%
Series II                           1.07%       0.25%    0.06%        0.00%          1.38%      0.01%               1.37%
SMALL CAP INDEX(2,3)
Series I                            0.48%       0.05%    0.03%        0.00%          0.56%      0.00%               0.56%
Series II                           0.48%       0.25%    0.03%        0.00%          0.76%      0.00%               0.76%
SMALL CAP OPPORTUNITIES(2)
Series I                            0.99%       0.05%    0.04%        0.00%          1.08%      0.00%               1.08%
Series II                           0.99%       0.25%    0.04%        0.00%          1.28%      0.00%               1.28%

                                                                      ACQUIRED
                                                                   PORTFOLIO FEES     TOTAL      CONTRACTUAL
                                 MANAGEMENT                OTHER        AND         OPERATING      EXPENSE      NET OPERATING
PORTFOLIO/SERIES                    FEES     12B-1 FEES  EXPENSES     EXPENSES     EXPENSES(1)  REIMBURSEMENT      EXPENSES
----------------                 ----------  ----------  --------  --------------  -----------  -------------   -------------
SMALL CAP VALUE(2)
Series II                           1.06%       0.25%    0.05%        0.00%          1.36%      0.00%               1.36%
SMALL COMPANY(2)
Series II                           1.04%       0.25%    0.34%        0.00%          1.63%      0.00%               1.63%
SMALL COMPANY VALUE(2,6)
Series I                            1.02%       0.05%    0.04%        0.00%          1.11%      0.00%               1.11%
Series II                           1.02%       0.25%    0.04%        0.00%          1.31%      0.00%               1.31%
STRATEGIC BOND(2)
Series I                            0.67%       0.05%    0.07%        0.00%          0.79%      0.00%               0.79%
Series II                           0.67%       0.25%    0.07%        0.00%          0.99%      0.00%               0.99%
STRATEGIC INCOME(2)
Series II                           0.69%       0.25%    0.09%        0.00%          1.03%      0.00%               1.03%
TOTAL RETURN(2,9,13)
Series I                            0.69%       0.05%    0.06%        0.00%          0.80%      0.00%               0.80%
Series II                           0.69%       0.25%    0.06%        0.00%          1.00%      0.00%               1.00%
TOTAL STOCK MARKET INDEX(2,3)
Series I                            0.48%       0.05%    0.04%        0.00%          0.57%      0.01%               0.56%
Series II                           0.48%       0.25%    0.04%        0.00%          0.77%      0.01%               0.76%
U.S. CORE(2)
Series I                            0.76%       0.05%    0.05%        0.00%          0.86%      0.01%               0.85%
Series II                           0.76%       0.25%    0.05%        0.00%          1.06%      0.01%               1.05%
U.S. GOVERNMENT SECURITIES(2)
Series I                            0.61%       0.05%    0.07%        0.00%          0.73%      0.00%               0.73%
Series II                           0.61%       0.25%    0.07%        0.00%          0.93%      0.00%               0.93%
U.S. HIGH YIELD BOND(2)
Series II                           0.73%       0.25%    0.05%        0.00%          1.03%      0.01%               1.02%
U.S. LARGE CAP(2)
Series I                            0.82%       0.05%    0.03%        0.00%          0.90%      0.00%               0.90%
Series II                           0.82%       0.25%    0.03%        0.00%          1.10%      0.00%               1.10%
UTILITIES(2)
Series I(4)                         0.82%       0.05%    0.15%        0.00%          1.02%      0.01%               1.01%
Series II(4)                        0.82%       0.25%    0.15%        0.00%          1.22%      0.01%               1.21%
VALUE(2)
Series I                            0.74%       0.05%    0.04%        0.00%          0.83%      0.00%               0.83%
Series II                           0.74%       0.25%    0.04%        0.00%          1.03%      0.00%               1.03%
PIMCO VARIABLE INSURANCE TRUST
   (CLASS M):
VIT All Asset Portfolio            0.175%       0.25%    0.45%(18)    0.69%(19)     1.565%(20)  0.02%(21), (22)     1.545%

                                                                                                    MASTER FUND
                                                                                          -----------------------------   TOTAL
                                                                                                                 TOTAL   MASTER
                                                   FEEDER FUND                                                  MASTER    FUND
                       -------------------------------------------------------------------                       FUND      AND
                                                                                    NET                           AND      NET
                                                         TOTAL      CONTRACTUAL  PORTFOLIO                      FEEDER   FEEDER
                       MANAGEMENT              OTHER    OPERATING     EXPENSE    OPERATING MANAGEMENT   OTHER    FUND     FUND
CLASS TRUST               FEES    12B-1 FEES EXPENSES EXPENSES (1) REIMBURSEMENT  EXPENSES  FEES (15) EXPENSES EXPENSES EXPENSES
-----------            ---------- ---------- -------- ------------ ------------- --------- ---------- -------- -------- --------
AMERICAN ASSET
 ALLOCATION(16)
Series II                 0.00%      0.75%     0.04%      0.79%        0.01%       0.78%      0.31%     0.01%    1.11%    1.10%

                                                                                                    MASTER FUND
                                                                                          -----------------------------   TOTAL
                                                                                                                 TOTAL   MASTER
                                                   FEEDER FUND                                                  MASTER    FUND
                       -------------------------------------------------------------------                       FUND      AND
                                                                                    NET                           AND      NET
                                                         TOTAL      CONTRACTUAL  PORTFOLIO                      FEEDER   FEEDER
                       MANAGEMENT              OTHER    OPERATING     EXPENSE    OPERATING MANAGEMENT   OTHER    FUND     FUND
CLASS TRUST               FEES    12B-1 FEES EXPENSES EXPENSES (1) REIMBURSEMENT  EXPENSES  FEES (15) EXPENSES EXPENSES EXPENSES
-----------            ---------- ---------- -------- ------------ ------------- --------- ---------- -------- -------- --------
AMERICAN BLUE CHIP
   INCOME & GROWTH
Series II                 0.00%      0.75%     0.03%      0.78%        0.00%       0.78%      0.41%     0.01%    1.20%    1.20%
AMERICAN BOND(16)
Series II                 0.00%      0.75%     0.02%      0.77%        0.00%       0.77%      0.40%     0.01%    1.18%    1.18%
AMERICAN GLOBAL
   GROWTH(16)
Series II                 0.00%      0.75%     0.06%      0.81%        0.03%       0.78%      0.53%     0.02%    1.36%    1.33%
AMERICAN GLOBAL SMALL
   CAPITALIZATION(16)
Series II                 0.00%      0.75%     0.11%      0.86%        0.08%       0.78%      0.70%     0.03%    1.59%    1.51%
AMERICAN GROWTH
Series II                 0.00%      0.75%     0.02%      0.77%        0.00%       0.77%      0.32%     0.01%    1.10%    1.10%
AMERICAN GROWTH-INCOME
Series II                 0.00%      0.75%     0.02%      0.77%        0.00%       0.77%      0.26%     0.01%    1.04%    1.04%
AMERICAN HIGH- INCOME
   BOND(16)
Series II                 0.00%      0.75%     0.21%      0.96%        0.18%       0.78%      0.47%     0.01%    1.44%    1.26%
AMERICAN INTERNATIONAL
Series II                 0.00%      0.75%     0.02%      0.77%        0.00%       0.77%      0.49%     0.03%    1.29%    1.29%
AMERICAN NEW WORLD(16)
Series II                 0.00%      0.75%     0.13%      0.88%        0.10%       0.78%      0.76%     0.06%    1.70%    1.60%

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Portfolio Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(2) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.

(3) The Adviser has agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.

(4) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

(5) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.

(6) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and other JHT Portfolios and certain funds of John Hancock Funds II (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.

(7) The Adviser has contractually agreed to limit fund expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fees and other operating expenses of the fund but exclude 12b-1fees, underlying fund expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(8) The Adviser has contractually agreed to waive its advisory fee so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.

(9) The advisory fees rate shown reflects the new tier schedule that is currently in place.

(10) The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed the Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.

(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency feeds, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

(12) The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

(13) "Other expenses" reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(14) The Adviser has agreed to limit portfolio level expenses to 0.71%. Portfolio level expenses consist of operating expenses of the portfolio, excluding, 12b-1 advisory fees, transfer agent fees, blue-sky, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This voluntary expense limitation may be terminated at any time.

(15) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.

(16) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(17) The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fund Fees and Expenses.

(18) "Other Expenses" reflect an administrative fee of 0.25% and service fees of 0.20%.

(19) Acquired Portfolio Fees and Expenses (underlying Portfolio Expenses) for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying Portfolio and upon the total annual operating expenses of the Institutional Class shares of these underlying Portfolios. Acquired Portfolio Fees and Expenses (underlying Portfolio Expense) will vary with changes in the expenses of the underlying Portfolio, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying Portfolio for the most recent fiscal year, please see the Annual Underlying Portfolio Expenses table in the Portfolio's prospectus.

(20) The Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio, as set forth in the "Financial Highlights" table of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include underlying Portfolio Expenses.

(21) PIMCO has contractually agreed, for the All Asset Portfolio's current fiscal year, to reduce its advisory fee to the extent that the underlying Portfolio Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in underlying Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(22) The Expense Reduction, as described in footnote 21 above, is implemented based on a calculation of underlying Portfolio Expenses attributable to advisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses (underlying Portfolio Expenses) listed in the table above and described in footnote 19. Please see the Management of the Portfolios--Fund-of-Funds Fees section of the Portfolio's prospectus for additional information.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the Separate Account may be found in the Statement of Additional Information.

    IV. General Information About Us, The Separate Account and The Portfolios

THE COMPANY

We are a subsidiary of Manulife Financial Corporation.

John Hancock USA, formerly "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992.

The ultimate parent of the Company is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Company changed its name to John Hancock Life Insurance Company (U.S.A.) on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico, and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

We have received the following ratings from independent rating agencies:

AAA                 Extremely strong financial security characteristics;
Standard & Poor's   1st category of 21

A++                 Superior companies have a very strong ability to meet
A.M. Best           their obligations; 1st category of 16

AA+                 Very strong capacity to meet policyholder and
Fitch               contract obligations; 2nd category of 24

Aa1                 Excellent in financial strength;
Moody's             2nd category of 21

These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.

With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA fixed annuity contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all fixed annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

          - the liability to pay contractual claims under the contracts is assumed by another insurer; or

          - we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the Separate Account. The Separate Account's assets (including the Portfolio's shares) belong to the Company.

We purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to the Company's other income, gains, or losses. Nevertheless, all obligations arising under the Company's Contracts are general corporate obligations of the Company. Assets of the Separate Accounts may not be charged with liabilities arising out of any of the Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Account with the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If the Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, the Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a sub-account of our Separate Account and it invests in shares of a corresponding Portfolio of:

          -    the John Hancock Trust; or

          - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" Funds of the John Hancock Trust for the marketing support services it provides (see "Distribution of Contracts" in "VIII. General Matters"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Funds ("JHT Funds of Funds") is a "fund-of-funds" that invest in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses and associated investment risks.

Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World Trusts ("JHT American Funds Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund and are subject to an additional 0.25% 12b-1 fee. The JHT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

 John Hancock Investments Management Services, LLC is the investment adviser to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

INVESCO AIM CAPITAL MANAGEMENT, INC.

     All Cap Growth Trust                         Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests principally in common stocks
                                                  of companies likely to benefit from new or
                                                  innovative products, services or processes as well
                                                  as those that have experienced above-average,
                                                  long-term growth in earnings and have excellent
                                                  prospects for future growth.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

     Small Company Trust                          Seeks long-term capital growth. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in stocks of small U.S. companies.

BLACKROCK INVESTMENT MANAGEMENT, LLC

     Large Cap Value Trust                        Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity securities of large cap U.S. companies
                                                  with strong relative earnings growth, earnings
                                                  quality and good relative valuation.

CAPITAL GUARDIAN TRUST COMPANY

     Income & Value Trust                         Seeks the balanced accomplishment of (a)
                                                  conservation of principal and (b) long-term growth
                                                  of capital and income. To do this, the Portfolio
                                                  invests its assets in both equity and fixed income
                                                  securities based on the expected returns of the
                                                  portfolios.

     U.S. Large Cap Trust                         Seeks long-term growth of capital and income. To
                                                  do this, the Portfolio invests at least 80% of its
                                                  net assets in equity and equity-related securities
                                                  of quality large-cap U.S. companies that will
                                                  outperform their peers over time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series) -
ADVISER TO MASTER FUND

     American Asset Allocation Trust              Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To do
                                                  this, the Portfolio invests all of its assets in
                                                  the master fund, Class 1 shares of the American
                                                  Funds Insurance Series Asset Allocation Fund,
                                                  which invests in a diversified portfolio of common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt securities,
                                                  and money market instruments.

     American Blue Chip Income and Growth Trust   Seeks to produce income exceeding the average
                                                  yield on U.S. stocks generally and to provide an
                                                  opportunity for growth of principal consistent
                                                  with sound common stock investing. To do this, the
                                                  Portfolio invests all of its assets in the master
                                                  fund, Class 1 shares of the American Funds
                                                  Insurance Series Blue Chip Income and Growth Fund,
                                                  which invests primarily in common stocks of
                                                  larger, more established companies based in the
                                                  U.S.

     American Bond Trust                          Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all of
                                                  its assets in the master fund, Class 1 shares of
                                                  the American Funds Insurance Series Bond Fund,
                                                  which invests at least 80% of its assets in bonds,
                                                  with at least 65% in investment-grade debt
                                                  securities and up to 35% in lower rated fixed
                                                  income securities.

     American Global Growth Trust                 Seeks to make shareholders' investment grow over
                                                  time. To do this, the Portfolio invests all of its
                                                  assets in the master fund, Class 1 shares of the
                                                  American Funds Insurance Series Global Growth
                                                  Fund, which invests primarily in common stocks of
                                                  companies located around the world.
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
     American Global Small Capitalization Trust   Seeks to make the shareholders' investment grow
                                                  over time. To do this, the Portfolio invests all
                                                  of its assets in the master fund, Class 1 shares
                                                  of the American Funds Insurance Series Global
                                                  Small Capitalization Fund, which invests primarily
                                                  in stocks of smaller companies located around the
                                                  world.

     American Growth Trust                        Seeks to make the shareholders' investment grow.
                                                  To do this, the Portfolio invests all of its
                                                  assets in the master fund, Class 1 shares of the
                                                  American Funds Insurance Series Growth Fund, which
                                                  invests primarily in common stocks of companies
                                                  that appear to offer superior opportunities for
                                                  growth of capital.

     American Growth-Income Trust                 Seeks to make the shareholders' investments grow
                                                  and to provide the shareholder with income over
                                                  time. To do this, the Portfolio invests all of its
                                                  assets in the master fund, Class 1 shares of the
                                                  American Funds Insurance Series Growth-Income
                                                  Fund, which invests primarily in common stocks or
                                                  other securities that demonstrate the potential
                                                  for appreciation and/or dividends.

     American High-Income Bond Trust              Seeks to provide a high level of current income
                                                  and, secondarily, capital appreciation. To do
                                                  this, the Portfolio invests all of its assets in
                                                  the master fund, Class 1 shares of the American
                                                  Funds Insurance Series High-Income Bond Fund,
                                                  which invests at least 65% of its assets in higher
                                                  yielding and generally lower quality debt
                                                  securities.

     American International Trust                 Seeks to make the shareholders' investment grow.
                                                  To do this, the Portfolio invests all of its
                                                  assets in the master fund, Class 1 shares of the
                                                  American Funds Insurance Series International
                                                  Fund, which invests primarily in common stocks of
                                                  companies located outside the United States.

     American New World Trust                     Seeks to make the shareholders' investment grow
                                                  over time. To do this, the Portfolio invests all
                                                  of its assets in the master fund, Class 1 shares
                                                  of the American Funds Insurance Series New World
                                                  Fund, which invests primarily in stocks of
                                                  companies with significant exposure to countries
                                                  with developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.

     Financial Services Trust                     Seeks growth of capital. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  companies that are principally engaged in
                                                  financial services.

     Fundamental Value Trust                      Seeks growth of capital. To do this, the Portfolio
                                                  invests primarily in common stocks of U.S.
                                                  companies with durable business models that can be
                                                  purchased at attractive valuations relative to
                                                  their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC

     Active Bond Trust (1)                        Seeks income and capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in a diversified mix of debt securities and
                                                  instruments with maturity durations of
                                                  approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.  ("DIMA")

     All Cap Core Trust                           Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests in common stocks and other
                                                  equity securities within all asset classes
                                                  (small-, mid- and large-cap), which may be listed
                                                  on securities exchanges, traded in various over
                                                  the counter markets or have no organized markets.
                                                  The Portfolio may also invest in U.S. Government
                                                  securities.

     Real Estate Securities Trust(2)              Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in equity securities of REITs and real
                                                  estate companies.
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
FRANKLIN TEMPLETON INVESTMENTS CORP.

     International Small Cap Trust                Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in securities issued by foreign small-cap
                                                  companies including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

     International Core Trust                     Seeks high total return. To do this, the Portfolio
                                                  invests at least 80% of its total assets in a
                                                  diversified portfolio of equity investments from
                                                  developed markets outside the U.S.

     U.S. Core Trust                              Seeks a high total return. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in investments tied economically to the U.S., and
                                                  which are undervalued or have improving
                                                  fundamentals.

INDEPENDENCE INVESTMENT LLC

     Small Cap Trust                              Seeks maximum capital appreciation consistent with
                                                  reasonable risk to principal. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity securities of small-cap companies.

JENNISON ASSOCIATES LLC

     Capital Appreciation Trust                   Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 65% of its total assets
                                                  in equity and equity-related securities of
                                                  companies that are attractively valued and have
                                                  above-average growth prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.

     Core Equity Trust                            Seeks long-term capital growth. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity securities that offer the potential for
                                                  capital growth by purchasing securities at large
                                                  discounts relative to their intrinsic value.

LORD, ABBETT & CO. LLC

     All Cap Value Trust                          Seeks capital appreciation. To do this, the
                                                  Portfolio invests at least 50% of its net assets
                                                  in equity securities of large, seasoned U.S. and
                                                  multinational companies that are believed to be
                                                  undervalued. The Portfolio invests the remainder
                                                  of its assets in undervalued mid-sized and small
                                                  company securities.

     Mid Cap Value Trust                          Seeks capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in stocks of mid-sized companies that have the
                                                  potential for significant market appreciation due
                                                  to growing recognition of improvement in their
                                                  financial results or anticipation of such
                                                  improvement.

MARSICO CAPITAL MANAGEMENT, LLC

     International Opportunities Trust            Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 65% of its total assets
                                                  in common stocks of at least three different
                                                  foreign companies of any size that are selected
                                                  for their long-term growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

     Utilities Trust                              Seeks capital growth and current income (income
                                                  above that available from the Portfolio invested
                                                  entirely in equity securities). To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity and debt securities of domestic and
                                                  foreign companies (including emerging markets) in
                                                  the utilities industry.
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
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

     500 Index Trust                              Seeks to approximate the aggregate total return of
                                                  a broad-based U.S. domestic equity market index.
                                                  To do this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks in the S&P
                                                  500(R) index and securities that as a group will
                                                  behave in a manner similar to the index. (3)

     American Fundamental Holdings Trust          Seeks long term growth of capital. To do this, the
                                                  Portfolio invests primarily in four funds of the
                                                  American Funds Insurance Series: Bond Fund, Growth
                                                  Fund, Growth-Income Fund, and International Fund.
                                                  The Portfolio is permitted to invest in six other
                                                  funds of the American Funds Insurance Series as
                                                  well as other funds, investment companies, and
                                                  other types of investments.

     American Global Diversification Trust        Seeks long term growth of capital. To do this, the
                                                  Portfolio invests primarily in five funds of the
                                                  American Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is permitted to invest in five other
                                                  funds of the American Funds Insurance Series as
                                                  well as other funds, investment companies, and
                                                  other types of investments.

     Franklin Templeton Founding Allocation
     Trust                                        Seeks long-term growth of capital. To do this, the
                                                  Fund invests primarily in three underlying
                                                  Portfolios: Global Trust, Income Trust and Mutual
                                                  Shares Trust. The Portfolio is a fund of funds and
                                                  is also authorized to invest in other underlying
                                                  Portfolios and investment companies.

     Index Allocation Trust                       Seeks long term growth of capital. Current income
                                                  is also a consideration. To do this, the Portfolio
                                                  invests approximately 70% of its total assets in
                                                  underlying Portfolios which invest primarily in
                                                  equity securities and approximately 30% of its
                                                  total assets in underlying Portfolios which invest
                                                  primarily in fixed income securities.

     Lifestyle Aggressive Trust (4)               Seeks long-term growth of capital. Current income
                                                  is not a consideration. To do this, the Portfolio
                                                  invests 100% of its assets in underlying
                                                  Portfolios which invest primarily in equity
                                                  securities.

     Lifestyle Balanced Trust (4)                 Seeks a balance between a high level of current
                                                  income and growth of capital, with a greater
                                                  emphasis on growth of capital. To do this, the
                                                  Portfolio invests approximately 40% of its assets
                                                  in underlying Portfolios which invest primarily in
                                                  fixed income securities, and approximately 60% in
                                                  underlying Portfolios which invest primarily in
                                                  equity securities.

     Lifestyle Conservative Trust (4)             Seeks a high level of current income with some
                                                  consideration given to growth of capital. To do
                                                  this, the Portfolio invests approximately 80% of
                                                  its assets in underlying Portfolios which invest
                                                  primarily in fixed income securities, and
                                                  approximately 20% in underlying Portfolios which
                                                  invest primarily in equity securities.

     Lifestyle Growth Trust (4)                   Seeks long-term growth of capital. Current income
                                                  is also a consideration. To do this, the Portfolio
                                                  invests approximately 20% of its assets in
                                                  underlying Portfolios which invest primarily in
                                                  fixed income securities, and approximately 80% in
                                                  underlying Portfolios which invest primarily in
                                                  equity securities.

     Lifestyle Moderate Trust (4)                 Seeks a balance between a high level of current
                                                  income and growth of capital, with a greater
                                                  emphasis on income. To do this, the Portfolio
                                                  invests approximately 60% of its assets in
                                                  underlying Portfolios which invest primarily in
                                                  fixed income securities, and approximately 40% in
                                                  underlying Portfolios which invest primarily in
                                                  equity securities.
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
     Mid Cap Index Trust                          Seeks to approximate the aggregate total return of
                                                  a mid cap U.S. domestic equity market index. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in the common stocks in the S&P MidCap
                                                  400(R) index(3) and securities that as a group
                                                  behave in a manner similar to the index.

     Money Market Trust                           Seeks to obtain maximum current income consistent
                                                  with preservation of principal and liquidity. To
                                                  do this, the Portfolio invests in high quality,
                                                  U.S. dollar denominated money market instruments.

     Pacific Rim Trust                            Seeks to achieve long-term growth of capital. To
                                                  do this, the Portfolio invests at least 80% of its
                                                  net assets in common stocks and equity-related
                                                  securities of established, larger-capitalization
                                                  non-U.S. companies located in the Pacific Rim
                                                  region, including emerging markets that have
                                                  attractive long-term prospects for growth of
                                                  capital.

     Optimized All Cap Trust                      Seeks long-term growth of capital. To do this, the
     (formerly Quantitative All Cap Trust,        Portfolio invests at least 65% of its total assets
     successor to Growth & Income Trust)          in equity securities of large, mid and small-cap
                                                  U.S. companies with strong industry position,
                                                  leading market share, proven management and strong
                                                  financials.

     Optimized Value Trust                        Seeks long-term capital appreciation. To do this,
     (formerly Quantitative Value Trust)          the Portfolio invests at least 65% of its total
                                                  assets in equity securities of U.S. companies with
                                                  the potential for long-term growth of capital.

     Small Cap Index Trust                        Seeks to approximate the aggregate total return of
                                                  a small cap U.S. domestic equity market index. To
                                                  do this, the Portfolio invests at least 80% of its
                                                  net assets in the common stocks in the Russell
                                                  2000(R) Index(5) and securities that as a group
                                                  behave in a manner similar to the index.

     Total Stock Market Index Trust               Seeks to approximate the aggregate total return of
                                                  a broad-based U.S. domestic equity market index.
                                                  To do this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks in the Dow
                                                  Jones Wilshire 5000(R) Index6 and securities that
                                                  as a group will behave in a manner similar to the
                                                  index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC

     Emerging Growth Trust                        Seeks superior long-term rates of return through
                                                  capital appreciation. To do this, the Portfolio
                                                  invests primarily in high quality securities of
                                                  small-cap U.S. companies whose growth prospects
                                                  are better than average because they have a unique
                                                  product or a technology/service edge or an
                                                  expanding market share.

     High Income Trust                            Seeks high current income; capital appreciation is
                                                  a secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in U.S. and
                                                  foreign fixed-income securities that are rated
                                                  BB/Ba or lower or are unrated equivalents.

     Strategic Income Trust                       Seeks a high level of current income. To do this,
                                                  the Portfolio invests at least 80% of its assets
                                                  in foreign government and corporate debt
                                                  securities from developed and emerging markets,
                                                  U.S. Government and agency securities and domestic
                                                  high yield bonds.

MUNDER CAPITAL MANAGEMENT

     Small Cap Opportunities Trust                Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of
                                                  small-capitalization companies.
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
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

     Global Bond Trust                            Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests at
                                                  least 80% of its net assets in fixed income
                                                  instruments, futures contracts (including related
                                                  options) with respect to such securities and
                                                  options on such securities.

     Real Return Bond Trust                       Seeks maximum real return, consistent with
                                                  preservation of real capital and prudent
                                                  investment management. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  inflation-indexed bonds of varying maturities
                                                  issued by the U.S. and non-U.S. governments, their
                                                  agencies or instrumentalities and corporations,
                                                  which may be represented by forwards or
                                                  derivatives.

     Total Return Trust                           Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests at
                                                  least 65% of its total assets in a diversified
                                                  Portfolio of fixed income instruments of varying
                                                  maturities, which may be represented by forwards
                                                  or derivatives.

PZENA INVESTMENT MANAGEMENT, LLC

     Classic Value Trust                          Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its assets in
                                                  domestic equity securities of companies that are
                                                  currently undervalued relative to the market,
                                                  based on estimated future earnings and cash flow.

RCM CAPITAL MANAGEMENT LLC

     Emerging Small Company Trust                 Seeks long term capital appreciation. The
                                                  Portfolio invests at least 80% of its net assets
                                                  in securities of small cap companies. The
                                                  subadviser seeks to create an investment portfolio
                                                  of growth stocks across major industry groups.

SSGA FUNDS MANAGEMENT, INC.

     International Equity Index Trust A           Seeks to track the performance of a broad-based
                                                  equity index of foreign companies primarily in
                                                  developed countries and, to a lesser extent, in
                                                  emerging market countries. To do this, the
                                                  Portfolio invests at least 80% of its assets in
                                                  securities listed in the Morgan Stanley Capital
                                                  International All Country World Excluding U.S.
                                                  Index. (7)

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.

     Science & Technology Trust                   Seeks long-term growth of capital. Current income
                                                  is incidental to the Portfolio's objective. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in the common stocks of companies
                                                  expected to benefit from the development,
                                                  advancement, and/or use of science and technology.

T. ROWE PRICE ASSOCIATES, INC.

     Blue Chip Growth Trust                       Seeks to provide long-term growth of capital.
     (successor to U.S. Global Leaders Trust)     Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in the common stocks of large and
                                                  medium-sized blue chip growth companies that are
                                                  well established in their industries.

     Equity-Income Trust                          Seeks to provide substantial dividend income and
                                                  also long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities, with 65% in common
                                                  stocks of well-established companies paying
                                                  above-average dividends.

     Health Sciences Trust                        Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies engaged in
                                                  the research, development, production, or
                                                  distribution of products or services related to
                                                  health care, medicine, or the life sciences.
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
     Small Company Value Trust                    Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in small companies whose common stocks are
                                                  believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED

     Global Trust                                 Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests primarily in the equity
                                                  securities of companies located throughout the
                                                  world, including emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC

     International Value Trust(8)                 Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 65% of its total assets
                                                  in equity securities of companies located outside
                                                  the U.S., including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

     Global Allocation Trust                      Seeks total return, consisting of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests in equity and fixed
                                                  income securities of issuers located within and
                                                  outside the U.S. based on prevailing market
                                                  conditions.

     Large Cap Trust                              Seeks to maximize total return, consisting of
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in equity securities of U.S. large
                                                  capitalization companies whose estimated
                                                  fundamental value is greater than its market value
                                                  at any given time.

UST ADVISERS, INC.

     Value & Restructuring Trust                  Seeks long-term capital appreciation. To do this,
                                                  The Portfolio invests at least 65% of its total
                                                  assets in common stocks of U.S. and foreign
                                                  companies whose share price generally does not
                                                  reflect the economic value of the company's
                                                  assets, but where restructuring efforts or
                                                  industry consolidation may serve to highlight the
                                                  true value of the company.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)

     Value Trust                                  Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this, the
                                                  Portfolio invests at least 65% of its total assets
                                                  in equity securities which are believed to be
                                                  undervalued relative to the stock market in
                                                  general.

WELLINGTON MANAGEMENT COMPANY, LLP

     Investment Quality Bond Trust                Seeks to provide a high level of current income
                                                  consistent with the maintenance of principal and
                                                  liquidity. To do this, the Portfolio invests at
                                                  least 80% of its net assets in bonds rated
                                                  investment grade, focusing on corporate bonds and
                                                  U.S. government bonds with intermediate to longer
                                                  term maturities.

     Mid Cap Intersection Trust                   Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity securities of medium-sized companies
                                                  with significant capital appreciation potential.

     Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity securities of medium-sized companies
                                                  with significant capital appreciation potential.

     Natural Resources Trust                      Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity and equity-related securities of natural
                                                  resource-related companies worldwide, including
                                                  emerging markets.
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
     Small Cap Growth Trust                       Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small-cap companies that are believed to
                                                  offer above-average potential for growth in
                                                  revenues and earnings.

     Small Cap Value Trust                        Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small-cap companies that are believed to
                                                  be undervalued.

WELLS CAPITAL MANAGEMENT, INCORPORATED

     Core Bond Trust                              Seeks total return consisting of income and
                                                  capital appreciation. To do this, the Portfolio
                                                  invests at least 80% of its net assets in a broad
                                                  range of investment grade debt securities,
                                                  including U.S. Government obligations, corporate
                                                  bonds, mortgage- and other asset-backed securities
                                                  and money market instruments that offer attractive
                                                  yields and are undervalued relative to issues of
                                                  similar credit quality and interest rate
                                                  sensitivity.

     U.S. High Yield Bond Trust                   Seeks total return with a high level of current
                                                  income. To do this, the Portfolio invests at least
                                                  80% of its net assets in U.S. corporate debt
                                                  securities that are below investment grade,
                                                  including preferred and other convertible high
                                                  yield securities.

WESTERN ASSET MANAGEMENT COMPANY

     High Yield Trust                             Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in high yield securities, including corporate
                                                  bonds, preferred stocks and U.S. Government and
                                                  foreign securities.

     Strategic Bond Trust                         Seeks a high level of total return consistent with
                                                  preservation of capital. To do this, the Portfolio
                                                  invests at least 80% of its net assets in fixed
                                                  income securities across a range of credit
                                                  qualities and may invest a substantial portion of
                                                  its assets in obligations rated below investment
                                                  grade.

     U.S. Government Securities Trust             Seeks to obtain a high level of current income
                                                  consistent with preservation of capital and
                                                  maintenance of liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in debt obligations and mortgage-backed securities
                                                  issued or guaranteed by the U.S. government, its
                                                  agencies or instrumentalities.

                              PIMCO VARIABLE INSURANCE TRUST

         We show the Portfolio's manager in bold above the name of the Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY

     PIMCO VIT All Asset Portfolio                The Portfolio invests primarily in a diversified
                                                  mix of: (a) common stocks of large and mid sized
                                                  U.S. companies, and (b) bonds with an overall
                                                  intermediate term average maturity.

(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.

(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for S&P 500(R) was from $744 million to $468.29 billion, and for the S&P MidCap 400(R), was $302 million to $11.13 billion.

(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(5) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $25 million to $7.68 billion.

(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Dow Jones Wilshire 5000 ranged from $25 million to $468.29 billion.

(7) "MSCI All Country World ex-US IndexSM" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalization range of the Index was $56 million to $309 billion.

(8) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in the Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in the Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity benefit payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity benefit payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

The Contract may be issued to fund plans qualifying for special income tax treatment under the Code such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10"and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix A: "Qualified Plan Types"). The Contract is also designed so that it may be used with Non-Qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA) unless, (a) we previously issued Contracts to that retirement plan and (b) the Purchase Payments to the new Contract were sent to us directly by your employer or the plan's administrator. We will not knowingly accept transfers from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan. We will require certain signed documentation in the event:

     - you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and

     - you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.

In the event that we do not receive the required documentation, and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.

ELIGIBLE GROUPS

Usually, a group certificate will be issued. An individual Contract is intended for use where a group contract is not available. Group contracts have been issued to the Venture Trust as group holder for groups consisting of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors, LLC, the principal underwriter of the Contracts.

An eligible member of a group to which a group contract has been issued may become an Owner under the Contract, or a person may purchase an individual Contract, where available, by submitting a completed application and a minimum Purchase Payment. A certificate summarizing the rights and benefits of the Owner under the group contract, or an individual Contract, may be issued to an applicant acceptable to us. We reserve the right to decline to issue a certificate or Contract to any person in our sole discretion. All rights and privileges under a group contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. Provisions of any plan in connection with which the Contract was issued may restrict an Owner's ability to exercise contractual rights and privileges.

ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and subsequent Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment is $25,000. Additional Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

We may reduce or eliminate the minimum initial Purchase Payment requirement, upon your request, in the following circumstances:

     - You purchase your Contract through a 1035 exchange or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to John Hancock USA's receipt of such 1035 monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions;

     - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000;

     - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payment for the new Contract(s) is equal to or greater than $50,000;or

     - You purchase multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years in which no Purchase Payments have been made, if both:

     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section below).

For information relating to the minimum initial Purchase Payment under prior Contracts, see Appendix B.

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account at $10 or $12.50 on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying
(i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

     - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one valuation period to the next. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Sub-Account for any valuation period is determined by dividing
(a) by (b) and subtracting (c) from the result:

Where (a) is:

     - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period; plus

     - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses. See Appendix B for the mortality and expense risks fees for prior Contracts.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a variable Investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging Program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Account(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Trust and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    Any loss or theft of your password; or

     -    Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services-Dollar Cost Averaging Program

We make available Dollar Cost Averaging and Asset Rebalancing Programs.

We administer a Dollar Cost Averaging ("DCA") Program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA Program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA Programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA Program.

The DCA Program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA Program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA Program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA Program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA Program, you may elect to participate in the Program on the appropriate application or you may obtain a separate authorization form and full information concerning the Program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA Program.

Special Transfer Services-Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment Programs, such as the DCA Program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other Programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the Program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing program begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day),

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days), or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals

You may withdraw all or a portion of your Contract Value, but may incur tax liability as a result.

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center less any unpaid loans and any applicable withdrawal charge, administrative fee or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel that number of accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Option Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "Fixed Investment Options."

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we may treat the partial withdrawal as a total withdrawal of the Contract Value.

The amount of any withdrawal from the Variable Investment Options will be paid promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see "VII. Federal Tax Matters" below). Withdrawals are permitted from Contracts or certificates issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix A:
"Qualified Plan Types" below).

Special Withdrawal Services - The Income Plan

You may make Systematic "Income Plan" withdrawals.

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. The total of IP withdrawals in a Contract Year is limited to not more than 20% of the Purchase Payments made. If additional withdrawals, outside the IP Program, are taken from a Contract in the same Contract Year in which an IP Program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the DCA Program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax (see "VII. Federal Tax Matters"). If you are interested in an IP, you may obtain a separate authorization form and full information concerning the Program and its restrictions from your securities dealer or our Annuities Service Center. There is no charge for participation in the IP Program.

If you die during the Accumulation Period, we distribute death benefits that might exceed your Contract Value

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before the Annuity Commencement Date.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is to be used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix
B: "Qualified Plan Types").


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

AMOUNT OF DEATH BENEFIT. If any Contract Owner dies during the Accumulation Period, the death benefit will be the greater of the Contract Value or the minimum death benefit. The minimum death benefit is equal to the sum of all Purchase Payments made by or on behalf of you minus a reduction for any partial withdrawals made by or on behalf of you. The amount of the reduction is the greater of:

     -    the amount of the partial withdrawal; or

     - the amount obtained by multiplying the minimum death benefit prior to the withdrawal by the ratio of the partial withdrawal to the Contract Value prior to the withdrawal.

Partial withdrawals include amounts applied under an Annuity Option under the Contract. If you have any Debt under the Contract, the death benefit otherwise payable is reduced by such Debt. We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any optional enhanced death benefits that you may have purchased.

DETERMINATION OF DEATH BENEFIT. We determine the death benefit on the date we receive written notice and "proof of death," as well as all required claims forms from all Beneficiaries, at the Annuities Service Center. No person is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix
B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue subject to the following:

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     -    No Additional Purchase Payments may be made.

     - Withdrawal charges, if applicable, will be waived for all future distributions.


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     -    If the deceased Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse, we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.

     - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If the distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

     - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date. For any subsequent calculations on the death benefit prior to the Maturity Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity benefit payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the Annuity Commencement Date is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. There is no limit on when the earliest Annuity Commencement Date may be set. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change. If no date is specified, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary. You may specify a different Maturity Date at any time by written request at least one month before both the previously specified and the new Maturity Date. The new Maturity Date may not be later than the previously specified Maturity Date unless we consent. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VII. Federal Tax Matters"). Distributions from Qualified Contracts may be required before the Maturity Date.

You may select the frequency of annuity benefit payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any unpaid loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity benefit payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, a Fixed Annuity option in the form of a life annuity with payments guaranteed for ten years as


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described below. We will provide either variable or fixed, or a combination variable and fixed, annuity payments at the Annuity Commencement Date. We will determine annuity payments based on the Investment Account Value of each Investment Option on that date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

     OPTION 1(A): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

     OPTION 1(B): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because payments are guaranteed for 10 years, annuity benefit payments will be made to the end of such period if the Annuitant dies prior to the end of the tenth year.

     OPTION 2(A): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that any minimum number of payments will be made, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

     OPTION 2(B): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because payments are guaranteed for 10 years, annuity benefit payments will be made to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

     OPTION 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because payments are guaranteed for the specific number of years, annuity benefit payments will be made to the end of the last year of the 5, 15 or 20 year period.

     OPTION 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

     OPTION 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

     OPTION 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because there is no guarantee that any minimum number of payments will be made, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

     OPTION 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


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FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity benefit payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for Surrender.

We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity benefit payments due in the Period Certain, no future annuity benefit payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. Partial Surrenders are permitted after the Pay-out Period has begun, only if you have selected variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined on the day we receive your written request for Surrender in the manner described above.

If you elect to take only the Commuted Value of some of the remaining annuity benefit payments due in the Period Certain, we will reduce the remaining annuity benefit payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

     A equals the number of Annuity Units used to determine future payments before the commutation;

     B equals the dollar amount requested to be paid out as part of the commutation;

     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     D    equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.


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Annuity Units and the Determination of Amount of the First Variable Annuity
Benefit Payment

The first Variable Annuity benefit payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. The amount of the Contract Value will be determined as of a date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, for Contracts issued in connection with certain employer-sponsored retirement plans sex-distinct tables may not be used. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity benefit payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments

Variable Annuity benefit payments subsequent to the first will be based on the investment performance of the Variable Investment Options selected during the Pay-out Period. The amount of subsequent payments is determined by dividing the amount of the first annuity benefit payment from each Variable Investment Option by the Annuity Unit value of that Variable Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Variable Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity benefit payment is due, and the resulting amounts for each Variable Investment Option are then totaled to arrive at the amount of the payment to be made. The number of Annuity Units generally remains constant during the annuity benefit payment period.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on pages 28 and 29, respectively). The value of an Annuity Unit for each Sub-Account for any valuation period is determined by multiplying the Annuity Unit value for the immediately preceding valuation period by the net investment factor for that Sub-Account (see "Net Investment Factor" above) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity benefit payments have begun, you may transfer all or part of the investment upon which those payments are based from one Variable Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity benefit payment to which your transfer will apply. We will make transfer after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Variable Investment Option to which the transfer is made, so that the next annuity benefit payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the Annuity Units for the new Variable Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity benefit payments have commenced, no transfers may be made from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. Any remaining payments will be made at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

The Owner may cancel the Contract or certificate by returning it to our Annuities Service Center or agent at any time within ten days after receiving it or such other period as required by law. Within seven days of receiving a


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returned Contract or certificate, we will pay the Owner, the Contract Value
(minus any Unpaid Loans), computed at the end of the valuation period during which we receive the returned Contract or written notification acceptable to us.

No charge is imposed upon return of the Contract within the ten-day right to review period. The ten-day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under the Code Sections 408 and 408A, during the first seven days of the ten-day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

You are entitled to exercise all rights under the Contract. In the case of a group contract, you are entitled to exercise all rights under your certificate not reserved to the group holder.

Ownership

In the case of a group annuity contract, the Contract is owned by the group holder; however, all Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interest as specified in his or her certificate. Prior to the Maturity Date, the Owner is the person designated in the Contract or certificate specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Owner.

In the case of Non-Qualified Contracts, the Owner's interest in a Contract may be changed, or a certificate or individual Contract may be collaterally assigned, at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Ownership of a group contract may be assigned at any time by the group holder. Changing the Ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such (see "VII. Federal Tax Matters"). An addition or substitution of any Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating such value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

You must make any change of Ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, Ownership of the Contract or an Owner's interest in the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under
Section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. Subject to the foregoing, an Owner's interest in a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

Annuitant

The Annuitant is either you or someone you designate.

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity benefit payments involving life contingencies. The Annuitant is entitled to receive all annuity benefit payments under the Contract. If the Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to use and the change must be received at our Annuity Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.


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If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract or certificate specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuity Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts or certificates, IRS regulations may limit designations of beneficiaries.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity purchase rates and the market value charge as to any certificates issued after the effective date of the modification.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Discontinuance of New Owners

In the case of group contracts, on thirty days' notice to the group holder, we may limit or discontinue acceptance of new applications and the issuance of new certificates.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and our General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor our General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and the General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA Program (see "Special Transfer Services-Dollar Cost Averaging Program" for details). However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

If you purchased a Contract between May 1, 2000 and October 7, 2002, you may have elected a one-year Fixed Investment Option. You may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased a Contract on or after October 7, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.

For Fixed Investment Options available with our prior Contracts issued from May 1998 - May 2000, please see Appendix B. Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA Program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. See Appendix A "Qualified Plan Types."

LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Loans." (See "VII. Federal Tax Matters.")

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions

We access charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity benefit payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses.

For information on certain charges and deductions under prior Contracts, see Appendix B.

ASSET-BASED CHARGES

We deduct asset-based charges totaling 0.45% on an annual basis for administration, and mortality and expense risks. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fees

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct on an annual basis from each Sub-Account a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity rates incorporated into the Contract which cannot be changed in the case of individual Contracts or with respect to existing certificates in the case of group contracts. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity benefit payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 0.30% of the value of the Variable Investment Options on an annual basis. The charge will be reflected in your Contract Value as a proportionate reduction in the value of each Variable Investment Option. The rate of the mortality and expense risks charge cannot be increased under an individual Contract. The rate can be increased under a group contract, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

The amount of the charges and deductions may be reduced or eliminated for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning Programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group Contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.

In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                               PREMIUM TAX RATE(1)

 STATE OR   QUALIFIED   NON-QUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   -------------
CA            0.50%        2.35%
GUAM          4.00%        4.00%
ME(2)         0.00%        2.00%
NV            0.00%        3.50%
PR            1.00%        1.00%
SD(2)         0.00%        1.25%(3)
WV            1.00%        1.00%
WY            0.00%        1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.


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

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on a Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Annuity Commencement Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Annuity Commencement Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS
(Contracts Purchased for a Qualified Plan)

The Contracts are also available for use in connection with certain types of retirement plans, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix A of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:

     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or

     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, take the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and transfer it to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to trustee transfer of plan assets.

WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS. Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in
Section 457(b) of the Code, will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and
(iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. (See "Conversions and Rollovers to Roth IRAs," below.)

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you will pay the tax due on the conversion of a Qualified Contract to a Roth IRA from resources outside of the Contract. Similarly, you may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Loans

We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA (unless they have elected a guaranteed minimum withdrawal benefit Rider.) The rules governing the availability of loans, including the maximum loan amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax adviser regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a Variable Annuity contract issued under the ORP only upon:

     - termination of employment in the Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before any amounts may be distributed from the Contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.


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

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2006, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards,. as may be permitted by applicable NASD rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

You will be sent confirmation statements for certain transactions in your Investment Account. You should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to our Company's Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management Program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.


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

                        APPENDIX A: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit. The presence of such benefit may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.

If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE, IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK COMPETENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                          APPENDIX B: Prior Contracts

We have a class of variable annuity Contracts which is no longer being issued, but under which Purchase Payments may continue to be made ("prior Contacts"). Prior Contracts were sold from March, 1998 until May 1, 2000.

The prior Contracts were designed as funding vehicles for amounts that are "rolled over" from employee benefit plans. The Contracts serve primarily as Individual Retirement Annuities under Section 408 of the Code although they were also used to fund other plans qualifying for special income tax treatment under the Code or plans not entitled to such special income tax treatment under the Code.

The principal differences between the Contract offered by this Prospectus and the prior Contracts relate to:

     - the availability of additional Fixed Investment Options under prior Contracts;

     -    the minimum initial Purchase Payment; and

     -    certain charges made by us.

     -    Fixed Investment Options.

Availability. Under the prior Contracts there were five Fixed Investment
Options: one, three, five and seven year Fixed Investment Options and a DCA Fixed Investment Option.

Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option (see "Special Transfer Services-Dollar Cost Averaging Program" for details). New Purchase Payments under the prior Contracts may not be allocated to the 1 or 3 year Fixed Investment Options on or after October 7, 2002, but transfers from the Variable Investment Options will be permitted. In addition, new Purchase Payments under the prior Contracts may not be allocated to the 5 or 7 year Fixed Investment Options on or after December 20, 2002, but transfers from the Variable Investment Options will be permitted.

Renewals. Under the prior contracts, at the end of a guarantee period, you may establish a new investment account with the same guarantee period at the then current interest rate, select a different fixed account investment option or transfer the amounts to a variable account investment option, all without the imposition of any charge. You may not select a guarantee period that would extend beyond the maturity date. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.

If you do not specify the renewal option desired, we will select the same guarantee period as has just expired, so long as such period does not extend beyond the maturity date. In the event a renewal would extend beyond the maturity date, we will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the maturity date in which case we will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.

MARKET VALUE CHARGE. Under the prior Contracts, any amount withdrawn, transferred or borrowed from a Fixed Investment Option prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the maturity date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below. In the case of group contracts we reserve the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

The adjustment factor is determined by the following formula: 0.75 x (B-A) x C/12 where:

     A-   The guaranteed interest rate on the investment account.

     B- The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.

     C- The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Options in the following situations:

     -    death of the owner;

     -    amounts withdrawn to pay fees or charges;

     - amounts applied at the maturity date to purchase an annuity at the guaranteed rates provided in the Contract;

     - amounts withdrawn from investment accounts within one month prior to the end of the guarantee period;

     -    amounts withdrawn from a one-year Fixed Investment Option;

     - amounts withdrawn in any Contract year that do not exceed 10% of (i) total purchase payments less (ii) any prior partial withdrawals in that Contract year.

In no event will the market value charge

     - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an investment account exceed an annual rate of 3%;

     -    be greater than 10% of the amount transferred or withdrawn; or

     - reduce the amount payable on withdrawal or transfer below the amount required under the non forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract owner receiving total withdrawal proceeds of less than the Contract owner's purchase payments.

Withdrawals

You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

The market value charge described above may apply to withdrawals from any Investment Option except for a one year Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" in the prospectus.

Loans. We offer a loan privilege only to Owners of contracts issued prior to November 12, 2007 in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a contract, you may borrow from us, using your contract as the only security for the loan, in the same manner and subject to the same limitations as set forth under "LOANS." The market value charge described above may apply to amounts transferred from the Fixed Investment Options to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred.

Dollar Cost Averaging ("DCA"). If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any variable account investment option, the one year fixed account investment option, or the DCA fixed account investment option to other variable account investment option until the amount in the investment option from which the transfer is made is exhausted. Under the prior contracts, in states where available, a special DCA fixed account investment option may be established under the DCA Program to make automatic transfers. Only purchase payments (and not existing contract values) may be allocated to the DCA fixed account investment option. The DCA fixed account investment option is not available under the contract described in the prospectus.

INITIAL PURCHASE PAYMENT. The minimum initial purchase payment was $3,500 under the prior contracts.

CERTAIN CHARGES AND DEDUCTIONS. Certain charges and deductions under prior contracts differ from the charges and deductions under the contract described in the prospectus.

Annual Administration Fee. For prior contracts, the annual administration fee is $30, and we will waive this fee if, during the accumulation period, the contract value is equal to or greater than $99,000 at the time of assessment of the fee.

A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is deducted from each sub-account as an administration fee under both the contract described in this prospectus and the prior contracts.

Mortality and Expense Risks Charge. Under the contract described in the prospectus, the mortality and expense risks charge which we assess is 0.30%. Under the prior contracts, this charge was 0.85% until May 1, 2000, at which time it was lowered to 0.30%.

We summarize the expenses for the prior Contracts in the table below:

ANNUAL ADMINISTRATION FEE                                                            $  30(1)
SEPARATE ACCOUNT ANNUAL EXPENSES             Mortality and expense risks fee          0.30%(2)
(as a percentage of average account value)
                                             Administration fee                       0.15%
                                             Total Separate Account Annual Expense    0.45%(3)

(1) The $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all investment accounts is greater than or equal to $99,000.

(2)  0.85% of average account value prior to May 1, 2000.

(3)  1.00% of average account value prior to May 1, 2000.

                 APPENDIX U: Table of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of accumulation units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

Strategy

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

               ACCUMULATION UNIT VALUES- STRATEGY VARIABLE ANNUITY


                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
500 INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
   Value at Start of Year   12.634508 11.011398 10.606250  9.662834  7.582718  9.831721 11.270447 12.500000        --        --
   Value at End of Year     13.193901 12.634508 11.011398 10.606250  9.662834  7.582718  9.831721 11.270447        --        --
   No. of Units                    --        --       282       282     1,752     1,752     1,752        --        --        --

ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of Year   13.120935 12.647791 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.555435 13.120935 12.647791        --        --        --        --        --        --        --
   No. of Units                    --     1,098     1,098        --        --        --        --        --        --        --

ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of Year   13.160823 12.660815 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.631549 13.160823 12.660815        --        --        --        --        --        --        --
   No. of Units                    --       558       535        --        --        --        --        --        --        --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 11.889081  8.921003 11.942407 16.207424 15.834780 12.027610 12.500000
   Value at End of Year            --        --        -- 12.931761 11.889081  8.921003 11.942407 16.207424 15.834780 12.027610
   No. of Units                    --        --        --       196       284     4,912    11,256    17,003       325       216

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   14.690937 12.860423 11.843025 10.226699  7.809394 10.492183 13.403429 18.549262 13.655376 12.500000
   Value at End of Year     15.014311 14.690937 12.860423 11.843025 10.226699  7.809394 10.492183 13.403429 18.549262 13.655376
   No. of Units                   597     2,960     2,976     2,811     3,294     3,299     5,774     5,743     6,215       521

ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   15.836612 14.926437 13.756777 12.972733 10.083098 13.398914 17.657078 19.917321 13.903872 12.500000
   Value at End of Year     17.665646 15.836612 14.926437 13.756777 12.972733 10.083098 13.398914 17.657078 19.917321 13.903872
   No. of Units                 1,264     3,809     3,807       883     5,157     5,166     5,533     3,032     3,240     3,648

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year   17.111243 15.115503 14.363222 12.442718  9.033519 12.574149 12.500000        --        --        --
   Value at End of Year     18.452619 17.111243 15.115503 14.363222 12.442718  9.033519 12.574149        --        --        --
   No. of Units                    --        --        --        --        --     2,318        --        --        --        --

AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     12.601703        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year   20.648984 17.759478 12.500000        --        --        --        --        --        --        --
   Value at End of Year     20.860135 20.648984 17.759478        --        --        --        --        --        --        --
   No. of Units                    --        --       177        --        --        --        --        --        --        --

AMERICAN BOND TRUST - SERIES II SHARES (units first credited 1-00-1900)
Contracts with no Optional Benefits
   Value at Start of Year   13.215826 13.519194        --        --        --        --        --        --        --        --
   Value at End of Year     13.519194 13.215826        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

Strategy

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     13.314112        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

AMERICAN GLOBAL SMALL CAP TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     13.588240        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year   21.500079 19.697204 17.117467 16.610885 12.500000        --        --        --        --        --
   Value at End of Year     23.914147 21.500079 19.697204 17.117467 16.610885        --        --        --        --        --
   No. of Units                   558     1,114       871     2,991     2,757        --        --        --        --        --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year   20.247581 17.744905 16.929780 15.484195 12.500000        --        --        --        --        --
   Value at End of Year     21.058478 20.247581 17.744905 16.929780 15.484195        --        --        --        --        --
   No. of Units                    --       859       859       859        --        --        --        --        --        --

AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     12.047324        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year   27.830209 23.626235 19.635294 15.364552 12.500000        --        --        --        --        --
   Value at End of Year     33.081878 27.830209 23.626235 19.635294 15.364552        --        --        --        --        --
   No. of Units                   242       982       790     1,211        --        --        --        --        --        --

AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     15.022259        --        --        --        --        --        --        --        --        --
   No. of Units                   228        --        --        --        --        --        --        --        --        --

BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   16.556766 15.176602 14.436882 13.300510 10.343348 13.717702 16.137290 16.700133 14.123586 12.500000
   Value at End of Year     18.583161 16.556766 15.176602 14.436882 13.300510 10.343348 13.717702 16.137290 16.700133 14.123586
   No. of Units                 8,807     9,004     8,048     1,077    13,103    10,290     9,558    13,247    10,829     8,341

CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits
   Value at Start of Year    9.966366  9.789674  8.626549  7.926177  6.149660  8.903110 10.962135 12.500000        --        --
   Value at End of Year     11.073156  9.966366  9.789674  8.626549  7.926177  6.149660  8.903110 10.962135        --        --
   No. of Units                    25        26        --        --        --        --        --        --        --        --

CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of Year   22.399592 15.065345 13.855191 12.500000        --        --        --        --        --        --
   Value at End of Year     15.079814 22.399592 15.065345 13.855191        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

CORE BOND TRUST - SERIES II SHARES (units first credited 5-02-2005)
Contracts with no Optional Benefits
   Value at Start of Year   12.958163 12.562387 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.681562 12.958163 12.562387        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

Strategy

                               YEAR      YEAR      YEAR      YEAR     YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of Year   15.812843 14.918171 14.167683 12.500000        --        --        --        --        --        --
   Value at End of Year     14.787852 15.812843 14.918171 14.167683        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 17.109818 16.430511 15.337803 14.387750 13.123588 13.161158 12.500000
   Value at End of Year            --        --        -- 17.688961 17.109818 16.430511 15.337803 14.387750 13.123588 13.161158
   No. of Units                    --        --        --       369       348       316       729         6       544       140

DYNAMIC GROWTH TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
   Value at Start of Year    5.872218  5.312678  4.747960  4.335841  3.375416  4.733016  7.956456 12.500000        --        --
   Value at End of Year      6.387693  5.872218  5.312678  4.747960  4.335841  3.375416  4.733016  7.956456        --        --
   No. of Units                    --        --        --     1,259     6,799     1,259     1,275     1,259        --        --

EMERGING GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year   20.494753 18.483025 17.290406 16.286591 12.500000        --        --        --        --        --
   Value at End of Year     21.164632 20.494753 18.483025 17.290406 16.286591        --        --        --        --        --
   No. of Units                 2,968     3,749     4,575     4,359     3,572        --        --        --        --        --

EMERGING SMALL COMPANY TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   16.690292 16.285592 15.573354 14.027696 10.084415 14.308293 18.484616 19.436616 11.312902 12.500000
   Value at End of Year     17.857871 16.690292 16.285592 15.573354 14.027696 10.084415 14.308293 18.484616 19.436616 11.312902
   No. of Units                    --        --         8        --        84     3,770     5,431     5,716     1,703     6,458

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year   18.243578 15.430517 12.500000        --        --        --        --        --        --        --
   Value at End of Year     18.735295 18.243578 15.430517        --        --        --        --        --        --        --
   No. of Units                   719     1,169       920        --        --        --        --        --        --        --

EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   21.843455 18.435062 17.819150 15.590633 12.471491 14.446503 14.327119 12.759601 12.464044 12.500000
   Value at End of Year     22.472629 21.843455 18.435062 17.819150 15.590633 12.471491 14.446503 14.327119 12.759601 12.464044
   No. of Units                 2,936     2,883    20,421    24,411    21,459    21,640    25,366    25,293    27,275    27,051

FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year   18.556938 15.140214 13.853969 12.608019  9.481123 11.598060 12.500000        --        --        --
   Value at End of Year     17.213648 18.556938 15.140214 13.853969 12.608019  9.481123 11.598060        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     12.069341        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year   17.335041 15.206104 14.033624 12.609175  9.755458 11.694569 12.500000        --        --        --
   Value at End of Year     17.953991 17.335041 15.206104 14.033624 12.609175  9.755458 11.694569        --        --        --
   No. of Units                 1,950     1,950     1,950     1,950     3,427     3,427     2,181        --        --        --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
   Value at Start of Year   13.419557 11.876298 11.232795 10.009257  7.952792 10.402759 12.064740 12.500000        --        --
   Value at End of Year     14.044575 13.419557 11.876298 11.232795 10.009257  7.952792 10.402759 12.064740        --        --
   No. of Units                   841     1,508     1,409     2,137     2,171     2,125       846       928        --        --

Strategy

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   17.964783 17.142345 18.424713 16.788281 14.614053 12.220839 12.212091 12.085889 13.080198 12.500000
   Value at End of Year     19.606400 17.964783 17.142345 18.424713 16.788281 14.614053 12.220839 12.212091 12.085889 13.080198
   No. of Units                   542       857       846       813     1,825     1,820       420        --        --        --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   17.963522 14.996694 13.605597 11.909879  9.386197 11.655792 13.953918 12.516028 12.195410 12.500000
   Value at End of Year     18.121562 17.963522 14.996694 13.605597 11.909879  9.386197 11.655792 13.953918 12.516028 12.195410
   No. of Units                   222       381       346       185       368       395       749       299       553       673

GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES (units first credited 8-04-2003)
Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 13.983394 12.500000        --        --        --        --        --
   Value at End of Year            --        --        -- 14.171708 13.983394        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year   18.414515 17.068079 15.220514 13.259362  9.777931 13.499140 12.500000        --        --        --
   Value at End of Year     21.571458 18.414515 17.068079 15.220514 13.259362  9.777931 13.499140        --        --        --
   No. of Units                 1,097     1,386     1,690     1,598     1,742     1,742     1,742        --        --        --

HIGH YIELD TRUST - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
   Value at Start of Year   16.098137 14.651677 14.192807 12.837065 10.361914 11.176956 11.878374 13.130722 12.279967 12.500000
   Value at End of Year     16.287599 16.098137 14.651677 14.192807 12.837065 10.361914 11.176956 11.878374 13.130722 12.279967
   No. of Units                    --        --        15        --        14       168       968     1,643     2,176     2,098

INCOME & VALUE TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   19.021973 17.584243 16.787055 15.666059 12.441617 14.865986 14.788189 14.181104 13.179250 12.500000
   Value at End of Year     19.146345 19.021973 17.584243 16.787055 15.666059 12.441617 14.865986 14.788189 14.181104 13.179250
   No. of Units                   455       456       489        --        14       147     1,249     1,432     1,702     1,855

INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)
Contracts with no Optional Benefits
   Value at Start of Year   13.633761 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.461684 13.633761        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   17.556105 14.134034 12.245433 10.641582  8.205423 10.525001 13.475212 16.253406 12.656070 12.500000
   Value at End of Year     19.472716 17.556105 14.134034 12.245433 10.641582  8.205423 10.525001 13.475212 16.253406 12.656070
   No. of Units                 1,386     1,751     2,138     2,054        --        --       264       240       390        --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of Year   21.407650 17.136692 14.761597 12.500000        --        --        --        --        --        --
   Value at End of Year     24.597719 21.407650 17.136692 14.761597        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
   Value at Start of Year   19.074334 15.463866 12.499846        --        --        --        --        --        --        --
   Value at End of Year     22.741829 19.074334 15.463866        --        --        --        --        --        --        --
   No. of Units                    --     2,038        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

INTERNATIONAL SMALL CAP TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   23.171380 18.222956 16.625198 13.794653  8.943226 10.787968 15.728111 22.341682 12.202690 12.500000
   Value at End of Year     25.404240 23.171380 18.222956 16.625198 13.794653  8.943226 10.787968 15.728111 22.341682 12.202690
   No. of Units                   260       139       593       791     1,299     4,066     6,083     6,808     6,651       335

Strategy

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
   Value at Start of Year   22.612491 17.528104 15.928027 13.163951  9.128390 11.160168 12.452449 13.372512 12.916466        --
   Value at End of Year     24.654929 22.612491 17.528104 15.928027 13.163951  9.128390 11.160168 12.452449 13.372512        --
   No. of Units                 1,263     1,385     1,401       983     1,004     1,038        --        --        --        --

INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   19.192957 18.615199 18.285192 17.524765 16.402910 14.987723 14.027435 12.902584 13.269922 12.500000
   Value at End of Year     20.292144 19.192957 18.615199 18.285192 17.524765 16.402910 14.987723 14.027435 12.902584 13.269922
   No. of Units                   689       690       764        --       691     3,084       755       693     1,630        87

LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
   Value at Start of Year   15.775298 13.881474 12.499846        --        --        --        --        --        --        --
   Value at End of Year     15.918489 15.775298 13.881474        --        --        --        --        --        --        --
   No. of Units                 1,712     2,324        --        --        --        --        --        --        --        --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES I SHARES (units first credited
3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year          --        -- 11.627326 11.000472  8.817038 11.477445 14.028600 16.461980 13.271688 12.500000
   Value at End of Year            --        -- 11.603527 11.627326 11.000472  8.817038 11.477445 14.028600 16.461980 13.271688
   No. of Units                    --        --        23        --        26        34       161     2,050       329       310

LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year   25.423002 22.057766 19.223148 15.888873 12.500000        --        --        --        --        --
   Value at End of Year     26.416594 25.423002 22.057766 19.223148 15.888873        --        --        --        --        --
   No. of Units                 1,956     2,619     1,446        --        --        --        --        --        --        --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   16.961649 14.756543 13.397856 11.596360  8.634242 10.938337 12.728218 13.497935 11.895710 12.500000
   Value at End of Year     18.328846 16.961649 14.756543 13.397856 11.596360  8.634242 10.938337 12.728218 13.497935 11.895710
   No. of Units                   715       716       717       718       719       721       762     1,966     1,566       364

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   19.711029 17.563319 16.506155 14.609643 11.837471 13.204737 13.929909 13.671696 12.282889 12.500000
   Value at End of Year     20.891781 19.711029 17.563319 16.506155 14.609643 11.837471 13.204737 13.929909 13.671696 12.282889
   No. of Units                 2,886     6,487     6,487     6,487     7,358    10,362    16,391    16,882    11,202     6,978

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   20.092643 18.612786 18.172578 16.811358 15.138171 14.949047 14.547877 13.593172 13.175636 12.500000
   Value at End of Year     21.077821 20.092643 18.612786 18.172578 16.811358 15.138171 14.949047 14.547877 13.593172 13.175636
   No. of Units                 2,032     2,024     2,021     1,959     1,958     1,898     1,910     2,196     2,572     2,241

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   18.455881 16.333731 15.099277 13.236569 10.263411 12.251081 13.529644 14.033145 12.159849 12.500000
   Value at End of Year     19.754709 18.455881 16.333731 15.099277 13.236569 10.263411 12.251081 13.529644 14.033145 12.159849
   No. of Units                31,975    27,846     7,106       817     5,110     5,115     5,435     5,139     5,144     5,303

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   19.796389 18.009656 17.369483 15.713175 13.396098 14.022897 14.242240 13.746687 12.868825 12.500000
   Value at End of Year     20.749788 19.796389 18.009656 17.369483 15.713175 13.396098 14.022897 14.242240 13.746687 12.868825
   No. of Units                10,053    11,267    15,961       668    10,389     8,342     9,322    10,112    11,142     5,853

MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 15.254859 12.500000        --        --        --        --        --
   Value at End of Year            --        --        -- 17.332496 15.254859        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

Strategy

                               YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- ---------- --------- --------- --------- --------- --------- --------- --------- ---------
MID CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
   Value at Start of Year   20.758824  19.005106 17.072134 14.779952 11.032915 13.063516 13.354538 12.500000        --        --
   Value at End of Year     22.216923  20.758284 19.005106 17.042134 14.779952 11.032915 13.063516 13.354538        --        --
   No. of Units                    --         --        --        --        --        --        --        --        --        --

MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of Year   12.500000         --        --        --        --        --        --        --        --        --
   Value at End of Year     11.585081         --        --        --        --        --        --        --        --        --
   No. of Units                    --         --        --        --        --        --        --        --        --        --

MID CAP STOCK TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
   Value at Start of Year   18.458261  16.329464 14.316969 12.081437  8.526782 11.060968 12.483407 13.057764 12.992850        --
   Value at End of Year     22.706376  18.458261 16.329464 14.316969 12.081437  8.526782 11.060968 12.483407 13.057764        --
   No. of Units                 1,772      3,918     2,325     4,208     5,189     3,675     3,037     9,744        --        --

MID CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year   21.699082  19.414601 18.056979 14.573841 11.678238 13.049955 12.500000        --        --        --
   Value at End of Year     21.751304  21.699082 19.414601 18.056979 14.573841 11.678238 13.049955        --        --        --
   No. of Units                   656        787     1,908     1,914     1,933     1,941       211        --        --        --

MONEY MARKET TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   15.555621  14.961161 14.638758 14.587075 14.568162 14.463814 14.026504 13.331106 12.872909 12.500000
   Value at End of Year     16.191826  15.555621 14.961161 14.638758 14.587075 14.568162 14.463814 14.026504 13.331106 12.872909
   No. of Units                 9,320     53,305    50,686     6,353    53,015    55,417    54,928    54,560    78,627     4,306

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year   39.201338  32.268022 22.137598 17.926997 12.500000        --        --        --        --        --
   Value at End of Year     54.804779  39.201338 32.268022 22.137598 17.926997        --        --        --        --        --
   No. of Units                    --         --        --        --        --        --        --        --        --        --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year          --         --        -- 11.593961  8.096980 10.353401 13.181065 16.319479 11.720466 12.500000
   Value at End of Year            --         --        -- 12.902422 11.593961  8.096980 10.353401 13.181065 16.319479 11.720466
   No. of Units                    --         --        --        --        --         7         8         8       216       331

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   21.745102  19.670153 15.712416 13.501576  9.637969 11.069002 13.655344 18.168886 11.267395 12.500000
   Value at End of Year     23.625817  21.745102 19.670153 15.712416 13.501576  9.637969 11.069002 13.655344 18.168886 11.267395
   No. of Units                   434        608        --        --        --        --        --        99       224        --

PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
   Value at Start of Year   15.295458 14.722.152 13.959146 12.500000        --        --        --        --        --        --
   Value at End of Year     16.444790  15.295458 14.722152 13.959146        --        --        --        --        --        --
   No. of Units                    --         --       969        --        --        --        --        --        --        --

QUANTITATIVE ALL CAP TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year   21.838343  19.090307 17.696580 15.501820 12.500000        --        --        --        --        --
   Value at End of Year     22.515832  21.838343 19.090307 17.696580 15.501820        --        --        --        --        --
   No. of Units                    --         --        --        --        --        --        --        --        --        --

QUANTITATIVE MID CAP TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year   14.895999  14.374541 12.708032 10.799281  7.830749 10.169149 12.500000        --        --        --
   Value at End of Year     14.520952  14.895999 14.374541 12.708032 10.799281  7.830749 10.169149        --        --        --
   No. of Units                    --         --        --        --        --        --        --        --        --        --

Strategy

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED     ENDED    ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
QUANTITATIVE VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of Year   19.080796 15.833613 14.616340 12.500000        --        --        --        --        --        --
   Value at End of Year     17.970135 19.080796 15.833613 14.616340        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year   32.970380 24.030288        --        --        --        --        --        --        --        --
   Value at End of Year     27.646367 32.970380        --        --        --        --        --        --        --        --
   No. of Units                    77        --        --        --        --        --        --        --        --        --

REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   34.647637 25.200952 22.632400 17.218191 12.429938 12.171588 11.853453  9.488883 10.417728 12.500000
   Value at End of Year     29.107083 34.647637 25.200952 22.632400 17.218191 12.429938 12.171588 11.853453  9.488883 10.417728
   No. of Units                   256       256       268       270       162       171       803       747     1,068     1,081

REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year   14.208670 14.245081 14.137482 13.061280 12.500000        --        --        --        --        --
   Value at End of Year     15.713972 14.208670 14.245081 14.137482 13.061280        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   11.107296 10.573348 10.404334 10.360749  6.920027 11.734960 20.064987 30.621118 15.503436 12.500000
   Value at End of Year     13.220525 11.107296 10.573348 10.404334 10.360749  6.920027 11.734960 20.064987 30.621118 15.503436
   No. of Units                 1,947     4,152     4,923     1,436    13,051     7,627     7,860     8,507    15,089     4,016

SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 5-02-2005)
Contracts with no Optional Benefits
   Value at Start of Year   17.950764 15.926803 12.500000        --        --        --        --        --        --        --
   Value at End of Year     20.330947 17.950764 15.926803        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
   Value at Start of Year   18.919208 16.158706 15.623571 13.376422  9.216678 11.790054 11.668507 12.500000        --        --
   Value at End of Year     18.426301 18.919208 16.158706 15.623571 13.376422  9.216678 11.790054 11.668507        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year   25.584390 23.322627 17.428487 17.428487 12.500000        --        --        --        --        --
   Value at End of Year     23.481248 25.584390 23.322627 21.771180 17.428487        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

SMALL CAP TRUST - SERIES II SHARES (units first credited 5-02-2005)
Contracts with no Optional Benefits
   Value at Start of Year   15.245326 14.257452 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.220438 15.245326 14.257452        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-02-2005)
Contracts with no Optional Benefits
   Value at Start of Year   17.002119 14.347856 12.500000        --        --        --        --        --        --        --
   Value at End of Year     16.394379 17.002119 14.347856        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
5-01-1999)
Contracts with no Optional Benefits
   Value at Start of Year          --        --        --  9.577023  6.885995  9.291556  9.554061 11.957303  9.328414        --
   Value at End of Year            --        --        -- 10.219680  9.577023  6.885995  9.291556  9.554061 11.957303        --
   No. of Units                    --        --        --     1,110     1,110     4,023     1,110     5,325        --        --

Strategy

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED    ENDED      ENDED    ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of Year   16.791176 16.001246 15.164719 12.500000        --        --        --        --        --        --
   Value at End of Year     15.592515 16.791176 16.001246 15.164719        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   24.736809 21.528560 20.204290 16.211600 12.183157 13.009205 12.266242 11.652144 10.897925 12.500000
   Value at End of Year     24.330715 24.736809 21.528560 20.204290 16.211600 12.183157 13.009205 12.266242 11.652144 10.897925
   No. of Units                   632       632     2,597     3,829     3,829     5,706     1,233     1,233        --        --

SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE TRUST EFF 11-9-2007) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 15.753409 12.500000        --        --        --        --        --
   Value at End of Year            --        --        -- 18.810991 15.753409        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

STRATEGIC BOND TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   19.822996 18.599917 18.192848 17.133192 15.215056 14.026945 13.262545 12.428556 12.280627 12.500000
   Value at End of Year     19.702955 19.822996 18.599917 18.192848 17.133192 15.215056 14.026945 13.262545 12.428556 12.280627
   No. of Units                   975       638       141        --        --         6         7         7       316       148

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year          --        --        --  9.939683  7.870443 10.986679 12.500000        --        --        --
   Value at End of Year            --        --        -- 10.544108  9.939683  7.870443 10.986679        --        --        --
   No. of Units                    --        --        --     1,911     1,911     1,911       748        --        --        --

STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of Year   14.245485 13.776725 13.568000 12.500000        --        --        --        --        --        --
   Value at End of Year     14.966268 14.245485 13.776725 13.568000        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year          -- 11.206783 10.259541  9.175822  7.324508 12.015572 14.242740 15.307946 12.103394 12.500000
   Value at End of Year            -- 12.512874 11.206783 10.259541  9.175822  7.324508 12.015572 14.242740 15.307946 12.103394
   No. of Units                    --       157       157        --     1,860     1,194     1,853     1,569       877     4,815

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES I
SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year          --        --        --  9.911813  7.731486 10.667641 12.500000        --        --        --
   Value at End of Year            --        --        -- 11.641633  9.911813  7.731486 10.667641        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
   Value at Start of Year   18.415213 17.855739 17.502768 16.751628 16.023311 14.697020 13.634669 12.349038 12.516112        --
   Value at End of Year     19.888497 18.415213 17.855739 17.502768 16.751628 16.023311 14.697020 13.634669 12.349038        --
   No. of Units                   724     1,092     1,074     1,417     3,000     4,372     1,321        --        --        --

TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
   Value at Start of Year   13.525645 11.784144 11.199656 10.068221  7.747649  9.887504 11.211599 12.500000        --        --
   Value at End of Year     14.161641 13.525645 11.784144 11.199656 10.068221  7.747649  9.887504 11.211599        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

U.S. CORE TRUST (FORMERLY GROWTH & INCOME TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   14.879682 13.690534 13.478429 12.680561 10.062499 13.358356 15.124927 16.387611 13.924321 12.500000
   Value at End of Year     15.000241 14.879682 13.690534 13.478429 12.680561 10.062499 13.358356 15.124927 16.387611 13.924321
   No. of Units                 1,397     2,632     2,829     2,693     8,201     8,145    13,506    14,169    12,932     6,874

Strategy

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

U.S. GLOBAL LEADERS GROWTH TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of Year   13.362809 13.225139 13.171171 12.500000        --        --        --        --        --        --
   Value at End of Year     13.767208 13.362809 13.225139 13.171171        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

U.S. GLOBAL LEADERS GROWTH TRUST - SERIES I SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
   Value at Start of Year   13.389775 13.403300        --        --        --        --        --        --        --        --
   Value at End of Year     13.813083 13.389775        --        --        --        --        --        --        --        --
   No. of Units                 1,569     1,569        --        --        --        --        --        --        --        --

U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 3-18-1998)
Contracts with no Optional Benefits
   Value at Start of Year   17.883127 17.208746 17.017453 16.614837 16.405373 15.259551 14.321813 12.999097 13.159699 12.500000
   Value at End of Year     18.363101 17.883127 17.208746 17.017453 16.614837 16.405373 15.259551 14.321813 12.999097 13.159699
   No. of Units                    --       316       303       295       276       390       539       603     4,333     4,841

U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-02-2005)
Contracts with no Optional Benefits
   Value at Start of Year   14.124108 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.438340 14.124108        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
   Value at Start of Year   15.259578 13.852125 13.149585 12.074961  8.849591 11.881980 12.247584 11.969517 11.687400        --
   Value at End of Year     15.138884 15.259578 13.852125 13.149585 12.074961  8.849591 11.881980 12.247584 11.969517        --
   No. of Units                 3,853     7,123     8,281     6,610     5,861     5,886     6,598        --        --        --

UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year   18.562054 14.232856 12.238293  9.498736  7.092601  9.318742 12.500000        --        --        --
   Value at End of Year     23.541733 18.562054 14.232856 12.238293  9.498736  7.092601  9.318742        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

VALUE TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
   Value at Start of Year   22.593160 18.748900 16.732042 14.592992 10.564199 13.746382 13.351990 10.786297 11.207507 12.500000
   Value at End of Year     24.339253 22.593160 18.748900 16.732042 14.592992 10.564199 13.746382 13.351990 10.786297 11.207507
   No. of Units                   144       144       145     1,319     1,465     1,474     1,632     1,554       291       406